SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 1, 2004

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)


                Delaware                                000-30563
        (State or other jurisdiction           (Commission File Number)
           of  incorporation)

111 North Branch Street, Sellersville, Pennsylvania             18960
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      (Address of principalexecutive offices)                 (Zip Code)

Registrant's telephonenumber, including area code: (215) 258-2800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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Section 3--Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

     (a) The following table sets forth the sales of unregistered securities since the Company's last report filed under this item or its last periodic report.

                                                             Principal       Total Offering Price/
  Date         Title and Amount            Purchaser        Underwriter     Underwriting Discounts
  ----         ----------------            ---------        -----------     ----------------------
Jul 16, 2004   Term sheet for convertible  Private Investor     NA               $.05/NA
               note due January 16, 2007
               in the principal amount of
               $37,500, convertible into
               750,000 shares of common
               stock

Aug 18, 2004   50,000 shares of common     Private Investor     NA               $.125/NA
               Stock

Aug 18, 2004   250,000 shares of common    Consultant           NA               $.125/NA
               stock

Aug 30, 2004   100,000 shares of common    Private Investor     NA               $.125/NA
               stock

Aug 31, 2004   200,000 shares of common    Private Investor     NA               $.125/NA
               Stock

Section 5--Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
          Year

         On September 1, 2004, the Company filed with the Secretary of State of the State of Delaware an Amendment to its Certificate of Incorporation that increased the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 shares, par value $.0001 per share, to 100,000,000 shares, par value $.0001 per share. The Amendment was approved by the stockholders of the Company at its Annual Meeting of Stockholders, held on August 30, 2004. At the Annual Meeting, the Company's nominee, Peter F. Russo, was elected as sole director of the Company, and the 2004 Stock Option Plan was approved; however, the proposal to authorize a new class of Preferred Stock was not approved.


Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

       (c) Exhibits.

       No.    Description of Exhibit

       3.1a   Amendment to Certificate of Incorporation, filed September 1, 2004

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Delta Mutual, Inc.

Date: September 3, 2004
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer